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                                                                   EXHIBIT 10.24
                              STAR SCIENTIFIC, INC.

                             1998 STOCK OPTION PLAN

            AS APPROVED BY THE BOARD OF DIRECTORS ON OCTOBER 2, 1998
                  AND BY THE STOCKHOLDERS ON DECEMBER 15, 1998.
      AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS ON APRIL 12, 1999.
          AS AMENDED BY THE BOARD OF DIRECTORS ON SEPTEMBER 24, 1999.

       1. PURPOSE. The purposes of the Star Scientific, Inc. 1998 Stock Option Plan (the "Plan") are to provide additional incentives to those officers, key employees, nonemployee Directors and Consultants of the Star Scientific, Inc. and its Subsidiaries (as hereinafter defined) whose substantial contributions are essential to the continued growth and success of the Company's business, to strengthen their commitment to the Company and its Subsidiaries, to motivate those officers, key employees, nonemployee Directors and Consultants to perform their assigned responsibilities faithfully and diligently, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Stock Options and Nonqualified Stock Options (as each term is hereinafter defined).

       2.     DEFINITIONS. For purposes of the Plan:

              a. "ADJUSTED FAIR MARKET VALUE" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

              b. "AGREEMENT" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

              c. "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

              d.     "BOARD" means the Board of Directors of the Company.

              e. "CHANGE IN CAPITALIZATION" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation,



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       reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split, or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise, which in the judgment of the Compensation Committee is material or significant.

              f.     "CHANGE IN CONTROL" means any of the following events:

                     (i) The acquisition (other than from the Company) by any "Person" (as the term is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

                     (ii) The individuals who, immediately after the 1998 Annual Meeting of Stockholders of the Company are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

                     (iii) Approval by the stockholders of the Company of (a) a merger or consolidation involving the Company if the Company's stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (b) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (i) above solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any Subsidiary or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

              g.     "CODE" means the Internal Revenue Code of 1986, as amended.


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              h.     "COMMITTEE" means a committee consisting of at least two
       (2) Disinterested Persons appointed by the Board to administer the Plan and to perform the functions set forth herein and which committee shall otherwise be constituted in such a manner as to satisfy the Applicable Laws and to permit grants of options and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

              i. "COMPANY" means Star Scientific, Inc., a Delaware corporation.

              j. "CONSULTANT" means any person performing consulting or advisory services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to grant Nonqualified Stock Options in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital-raising transaction.

              k.     "DIRECTOR" means a member of the Board.

              l. "DISINTERESTED PERSON" means a disinterested administrator with respect to the Company or any Subsidiary as described in Rule 16b-3(b)(2) under the Exchange Act.

              m. "DIVISION" means any of the operating units or Divisions of the Company designated as a Division by the Board.

              n. "ELIGIBLE EMPLOYEE" means any officer or other designated employees of the Company or a Subsidiary designated by the Board as eligible to receive Options subject to the conditions set forth herein.

              o. "EMPLOYEE" means an employee of the Company or any Subsidiary of the Company that adopts the Plan, as defined under Section 3401(c) of the Code and regulations thereunder.

              p. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              q. "FAIR MARKET VALUE" means, as of any date, the value of the Shares.

                     (i) Where there exists a public market for the Shares, the Fair Market Value shall be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the stock exchange determined by the Board to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked



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              prices of a Share on the Nasdaq SmallCap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                     (ii) In the absence of an established market of the type described in (i), above, for the Shares, the Fair Market Value thereof shall be determined by the Board in good faith.

              r. "NONQUALIFIED STOCK OPTION" means an Option which is not a Stock Option.

              s. "OPTION" means a Stock Option, a Nonqualified Stock Option, or either or both of them.

              t. "OPTIONEE" means a person to whom an Option has been granted under the Plan.

              u. "SHARES" means the Common Stock, one cent ($.01) par value per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

              v.     "STOCK OPTION" means an Option within the meaning of
       Section 422 of the Code.

              w. "SUBSIDIARY" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              x. "TEN PERCENT SHAREHOLDER" means an Eligible Employee, who, at the time a Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a parent or a Subsidiary within the meaning of Section 422(b)(6) of the Code.



       3.     ADMINISTRATION



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              a.     The Plan shall be administered by the Board. The Board may, to the fullest extent permitted by law, delegate any or all of its powers under the Plan to a Committee of two or more Directors each of whom is a Disinterested Person, and if a Committee is so appointed all references to the Board in the Plan shall mean and relate to such Committee. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, Agreements or Options, and all members of the Board shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

              b. Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time to determine those Eligible Employees, nonemployee Directors or Consultants to whom Options shall be granted under the Plan, the number of Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee, the number of Nonqualified Stock Options to be granted to each nonemployee Director or Consultant, and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

              c. Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time:

                     (i) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Board in the exercise of this power shall be final, binding and conclusive upon the Company, a Subsidiary, and the Optionees;

                     (ii) to determine the duration and purposes for leave of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                     (iii) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                     (iv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.



       4.     STOCK SUBJECT TO PLAN.



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              a.     The maximum number of Shares that may be issued or
       transferred pursuant to Options under the Plan is 4,000,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section
       8) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

              b. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason (other than by exercise of the Option), the Shares allocable to the canceled or otherwise terminated portion of such Option may again be the subject of Options hereunder.

              c. Whenever any Shares subject to an Option are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options hereunder.

       5. ELIGIBILITY. Subject to the provisions of the Plan, the Board shall have full and final authority to select those Eligible Employees who will receive Options and those nonemployee Directors and Consultants who will receive Nonqualified Stock Options; provided, however, that no Eligible Employee shall receive any Stock Options, unless such Eligible Employee is an employee of the Company or a Subsidiary (within the meaning of Section 422 of the Code) at the time the Stock Option is granted. Stock Options may be granted only to persons who are Eligible Employees.

       6. OPTIONS. The Board may grant Options in accordance with the Plan, and the terms and conditions of the Option shall be set forth in an Agreement; provided, however, no Eligible Employee shall receive in any fiscal year of the Company options to purchase in excess of 1,000,000 Shares. Each Option and Agreement shall be subject to the following conditions:

              a. DESIGNATION OF OPTIONS. Each Option shall be designated as either a Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Stock Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

              b. PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Stock Option shall not be less than (i) one hundred percent (100%) of the Fair Market Value of a Share at the time the Stock Option is granted, and (ii) one hundred ten percent (110%) in the case of a Stock Option granted to a Ten Percent Shareholder.



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              c.     DURATION. Options granted hereunder shall be for such term as the Board shall determine, provided that no Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of a Stock Option granted to a Ten Percent Shareholder). The Board may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

              d. NON-TRANSFERABILITY. Except as otherwise approved by the Board, during the life of the holder thereof an Option shall be exercisable only by or on behalf of such person and no Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. An Option may be exercised during the lifetime of such Optionee only by the Optionee or, in the event that the Optionee is disabled, by such Optionee's guardian or legal representative. In addition, such Option may be exercised by the estate of the Optionee. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

              e. VESTING. Subject to Section 6(j) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Board and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Board may accelerate the exercisability of any Option or portion thereof at any time.

              f. METHOD OF EXERCISE. The exercise of any Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Board. In addition to any other types of consideration the Board may determine, the Board is authorized to accept as consideration for Shares issued under the Plan the following: (i) cash; (ii) check; (iii) delivery of Optionee's promissory note with such recourse, interest, security, and redemption provisions as the Board determines as appropriate; (iv) surrender of Shares (including, withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (v) any combinations of the foregoing. The written notice pursuant to this Section 6(f) may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. If requested by the Board, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Agreement



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       to the Optionee. No fractional Shares shall be issued upon exercise of an
       Option, and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

              g. RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

              h.     TERMINATION OF EMPLOYMENT OR SERVICE.

                     (i) Termination of Employment or Service Other Than Upon Retirement In Good Standing, Disability or Death of Optionee. Upon termination of an Optionee's status as an Employee, Director or Consultant, other than upon the Optionee's retirement in good standing for reason of age, death or disability, the Optionee may exercise his or her Option within such period of time as is specified in the Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (ii) Retirement in Good Standing of Optionee. Upon termination of an Optionee's status as an Employee, Director or Consultant, as a result of retirement in good standing for reason of age but not due to disability, the Optionee may exercise his or her Option within such period of time as is specified in the Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in Option Agreement). If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (iii) Disability of Optionee. If an Optionee's status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as is specified in the Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration date of the term of such Option as set forth in the Agreement). If such disability is not a "disability" as such term is defined in Section



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              22(e)(3) of the Code, in the case of a Stock Option, such Stock
              Option shall automatically convert to a Nonqualified Stock Option on the day three (3) months and one (1) day following such termination. If, on the date of termination, the Optionee is not vested as to her or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option does not exercise his or her Option within the time specified in the Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     (iv) Death of Optionee. If an Optionee's status as an Employee, Director or Consultant terminates as a result of the death of the Optionee, the Option may be exercised at any time within such period of time as is specified in the Agreement, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Agreement). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not exercised within the time specified in the Agreement, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution.

              i. MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Board may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under any Agreement without the Optionee's consent.

              j. EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, all Options outstanding immediately prior to the specified effective date of such Change in Control shall become immediately and fully exercisable and all of the Shares at the time represented by such Options shall be released from any restrictions on transfer and repurchase or forfeiture rights and either (i) if and to the extent such Options are, in connection with such Change of Control, either to be assumed by the successor corporation or parent corporation thereof or to be replaced with comparable Options (as solely determined by the Board) with respect to shares of the capital stock of the successor corporation or parent corporation thereof, such assumption or replacement shall be binding on all Optionees, or (ii) in the event such successor corporation or parent corporation thereof shall refuse to assume or replace Options, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised, and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x)(A) in the case of Nonqualified Stock Options, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or



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       portion thereof surrendered or (2) the Adjusted Fair Market Value of the
       Shares subject to the Option or portion thereof surrendered or (B) in the case of a Stock Option, the Fair Market Value, at the time of surrender, of the Shares subject to the Option or portion thereof surrendered, over
       (y) the aggregate purchase price for such Shares under the Option; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation such Optionee's Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

              k. BUYOUT PROVISIONS. The Board may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Board shall establish and communicate to the Optionee at the time that such offer is made.

       7.     ANNUAL AUTOMATIC AWARDS TO OUTSIDE DIRECTORS.

              a. ANNUAL AUTOMATIC AWARDS OF NONQUALIFIED STOCK OPTIONS TO OUTSIDE DIRECTORS. Each non-employee director of the Company (each, an "Outside Director") shall be granted, upon his or her election as an Outside Director, Nonqualified Stock Options to purchase up to 50,000 Shares.

              b. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS TO OUTSIDE DIRECTORS. Nonqualified Stock Options granted to Outside Directors pursuant to this Section 7 shall be exercisable over a two year period with respect to (i) 50% of the number of Shares originally underlying such Nonqualified Stock Option (or 25,000 Shares) after the first anniversary of the date of grant and (ii) the remaining 50% of the number of Shares originally underlying such Nonqualified Stock Option (or 25,000 Shares) after the second anniversary of the date of grant, in each case at a purchase price equal to the Fair Market Value of the Shares on the date of grant. Each such Nonqualified Stock Option shall expire ten
       (10) years after the date of grant and shall be subject to earlier termination as provided in the Plan.

              c. PLAN APPLICABLE. Except as modified by the preceding provisions of this Section 7, Nonqualified Stock Options granted to Outside Directors shall remain subject to all provisions of the Plan applicable to Options generally.

              d.     OTHER OUTSIDE DIRECTOR COMPENSATION. Nothing in this
       Section 7 shall preclude the payment by the Company to Outside Directors of any other form of compensation, including the granting of Options pursuant to other provisions of the Plan.



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       8.     ADJUSTMENT UPON CHANGE IN CAPITALIZATION.

              a. In the event of a Change in Capitalization, the Board shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

              b. Any such adjustment in the Shares or other stock or securities subject to outstanding Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

              c. If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

       9. EFFECT OF CERTAIN TRANSACTIONS. Subject to Section 6(j), in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), all Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was otherwise entitled to receive in the Transaction in respect of a Share.

       10. RELEASE OF FINANCIAL INFORMATION. A copy of the Company's annual report to stockholders shall be delivered to each Optionee at the time such report is distributed to the Company's stockholders.

       11.    TERMINATION AND AMENDMENT OF THE PLAN.

              a. The Plan shall terminate on September 1, 2008, and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan (other than to reduce the rights of Optionees under Section 6(j), at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment.



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

              b. Except as provided in Sections 8 and 9 hereof, rights and obligations under any Option granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee.

       12. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

       13. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

              a. give any person any right to be granted an Option other than at the sole discretion of the Board;

              b. give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

              c. limit in any way the right of the Company to terminate the employment of any person at any time; or

              d. be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

       14.    REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

              a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, except to the extent that such law is preempted by federal law.

              b. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

              c. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act, and the Board shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

              d. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Employees granted Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

              e. Each Option is subject to the requirement that, if at any time the Board determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

              f. Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Act and Rule 144 or other regulations thereunder. The Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise on an Option), to represent and warrant to the Company in writing, in addition to other applicable representations, that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Act or pursuant to an exemption applicable under the Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

       15.    MISCELLANEOUS.

              a. MULTIPLE AGREEMENTS. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Board may also grant more than one Option to a given Eligible Employee, nonemployee Director or Consultant during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee, nonemployee Director or Consultant. The grant of multiple Options may be evidenced by a single Agreement or multiple Agreements, as determined by the Board.

              b.     WITHHOLDING OF TAXES.

                     (i) The Company shall have the right to deduct from any distribution of cash to any Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance or release from escrow of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Board, to have withheld a portion of the Shares issuable to such Optionee upon exercise of the Option having an aggregate Fair Market Value equal to the Withholding Taxes, provided that: (i) in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act (unless such Optionee's employment was terminated due to disability or death), the Tax Election is made either at least six (6) months prior to the date that the amount of the Withholding Taxes are determined (the "Tax Date") or during the ten (10) day period beginning on the third (3rd) business day and ending on the twelfth (12th) business day following the release for publication of the Company's quarterly or annual statements of earnings, (ii) the Tax Election is made prior to the Tax Date, and
              (iii) the Tax Election is irrevocable; provided, however, in the event that the Tax Date occurs subsequent to the exercise of the Option or issuance of Shares, the Optionee shall tender back to the Company on the Tax Date that number of Shares having a Fair Market Value on the date preceding the Tax Date at least equal to the Withholding Taxes.

                     (ii) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to Optionee pursuant to Optionee's exercise of an Option within the two (2) year period commencing on the day after the date of the grant or within the one (1) year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

              c. DESIGNATION OF BENEFICIARY. Each Optionee may designate a person or persons to receive, in the event of such Optionee's death, any Option or any amount payable pursuant thereto, to which such Optionee would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then such Optionee's estate will be deemed to be the beneficiary.

       16.    EFFECTIVE DATE. The effective date of the Plan shall be June 29,
1998.


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